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                           PURCHASE WARRANT INDENTURE

                            Made as of August 7, 1997

                                     Between

                            SEVEN SEAS PETROLEUM INC.
                                   as Company

                                       and

                        MONTREAL TRUST COMPANY OF CANADA
                                   as Trustee

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
                                TABLE OF CONTENTS

      RECITALS...............................................................1

SECTION 1  --  INTERPRETATION
      1.1   Definitions......................................................2
            (1)   Agent......................................................2
            (2)   Applicable Legislation.....................................2
            (3)   Business Day...............................................2
            (4)   Certificate of the Company.................................2
            (5)   Closing Date...............................................2
            (6)   Common Shares..............................................2
            (7)   Company....................................................2
            (8)   Counsel....................................................2
            (9)   Current Market Price.......................................2
            (10)  Debentures.................................................3
            (11)  Exercise Date..............................................3
            (12)  Exercise Price.............................................3
            (13)  Expiry Date................................................3
            (14)  GAAP.......................................................3
            (15)  Indenture..................................................3
            (16)  Instrument Indenture.......................................3
            (17)  Issue Date.................................................3
            (18)  Office of the Trustee......................................3
            (19)  Person.....................................................3
            (20)  Preliminary Prospectus.....................................3
            (21)  Prospectus.................................................3
            (22)  Purchase Warrant Certificate...............................4
            (23)  Purchase Warrants..........................................4
            (24)  Qualifying Jurisdictions...................................4
            (25)  this Indenture.............................................4
            (26)  Time of Expiry ............................................4
            (27)  Trading Day................................................4
            (28)  Trustee....................................................4
            (29)  Unit.......................................................4
            (30)  Warrantholders.............................................4
            (31)  Warrantholders' Resolution.................................4
            (32)  Warrant Register...........................................4
      1.2   Outstanding Purchase Warrants....................................4
      1.3   Currency.........................................................5
      1.4   Complete Agreement...............................................5
      1.5   Number and Gender................................................5
      1.6   Sections; Headings...............................................5
      1.7   Governing Law....................................................5

                                       (i)

      1.8   Time of Essence..................................................5

SECTION 2  --  ISSUE OF PURCHASE WARRANTS
      2.1   Terms of Purchase Warrants.......................................5
      2.2   Warrantholder not a Shareholder..................................5
      2.3   Signature of Purchase Warrant Certificates.......................6
      2.4   Certification....................................................6
      2.5   Issue of Purchase Warrant Certificates...........................6
      2.6   Lost Purchase Warrant Certificate................................6
      2.7   Registration of Purchase Warrants................................7
      2.8   Exchange of Purchase Warrant Certificates........................7
      2.9   Charges for Exchange.............................................7
      2.10  Transfer and Ownership of Purchase Warrants......................7

SECTION 3  --  RIGHTS AND COVENANTS OF THE COMPANY
      3.1   Optional Purchases by the Company................................8
      3.2   General..........................................................8
      3.3   Trustee's Remuneration and Expenses..............................9

SECTION 4  --  EXERCISE OF PURCHASE WARRANTS
      4.1   Method of Exercise of Purchase Warrants..........................9
      4.2   Effect of Exercise of Purchase Warrants.........................10
      4.3   Partial Exercise of Purchase Warrants.  ........................11
      4.4   Destruction of Purchase Warrant Certificates....................11
      4.5   Accounting and Recording........................................11
      4.6   Postponement of Delivery of Common Share Certificates...........11
      4.7   Securities Restrictions.........................................12
      4.8   No Fractional Shares............................................12
      4.9   Exercise Price..................................................12
      4.10  Adjustment of Exercise Price/Number of Common Shares............12
      4.11  No Adjustment for Stock Options.................................16
      4.12  Proceedings Prior to any Action Requiring Adjustment............16
      4.13  Certificate as to Adjustment....................................17
      4.14  Notice of Special Matters.......................................17
      4.15  No Action after Notice..........................................17
      4.16  Protection of Trustee...........................................17
      4.17  Reservation of Shares...........................................18

SECTION 5  --  ENFORCEMENT
      5.1   Suits by Warrantholders.........................................18
      5.2   Immunity of Shareholders, etc...................................18
      5.3   Limitation of Liability.........................................18
      5.4   Waiver of Default...............................................18

                                      (ii)

SECTION 6  --  CONCERNING THE WARRANTHOLDERS
      6.1   Meetings........................................................19
      6.2   Convening Meetings..............................................19
      6.3   Place of Meeting................................................19
      6.4   Notice..........................................................19
      6.5   Persons Entitled to Attend......................................19
      6.6   Quorum..........................................................19
      6.7   Chairman........................................................19
      6.8   Adjourned Meeting...............................................19
      6.9   Votes...........................................................20
      6.10  Powers of Warrantholders........................................20
      6.11  Minutes of Meetings.............................................20
      6.12  Written Resolutions.............................................21
      6.13  Binding Effect..................................................21

SECTION 7  --  SUPPLEMENTAL INDENTURES
      7.1   General.........................................................21

SECTION 8  --  SUCCESSOR COMPANIES
      8.1   Amalgamation, Etc...............................................22
      8.2   Trustee to Consent..............................................22
      8.3   Substitutions of Successor Company..............................22

SECTION 9  --  CONCERNING THE TRUSTEE
      9.1   Indemnity.......................................................22
      9.2   Duties of Trustee...............................................22
      9.3   Action by Trustee...............................................23
      9.4   Certificate of the Company......................................23
      9.5   Trustee May Employ Experts or Agents............................23
      9.6   Resignation of Trustee..........................................23
      9.7   Indenture Legislation...........................................23
      9.8   Money Held and Deposited........................................23
      9.9   Notice..........................................................24
      9.10  Use of Proceeds.................................................24
      9.11  No Inquiries....................................................24
      9.12  Trustee Not Required To Give Security...........................24
      9.13  No Conflict Of Interest.........................................24
      9.14  Trustee Not Ordinarily Bound....................................24
      9.15  Trustee May Deal In Purchase Warrants...........................25

SECTION 10  --  SATISFACTION AND DISCHARGE
      10.1  General.........................................................25

                                      (iii)

SECTION 11  --  NOTICES
      11.1  Notice to Company...............................................25
      11.2  Notice to the Warrantholders. ..................................26
      11.3  Notice to Trustee...............................................27

SECTION 12  --  ACCEPTANCE OF TRUST BY TRUSTEE
      12.1  General.........................................................27

SECTION 13  --  FURTHER ASSURANCE
      13.1  Further Assurances..............................................27

                                      (iv)

                           PURCHASE WARRANT INDENTURE

This Indenture is made as of August 7, 1997, between


                         SEVEN SEAS PETROLEUM INC., a company continued under the laws of the Yukon Territory, having a head office in the City of Houston, Texas as the "Company"

                                       and

                         MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and authorized to carry on trust business in the Provinces of Alberta and Ontario, having a head office in the City of Toronto, Ontario as the "Trustee"

RECITALS

A. The Company is duly continued under the laws of the Yukon Territory.

B. The Company has entered into the Instrument Indenture (as defined below) between the Company and the Trustee.

C. The Instrument Indenture provides for the issuance of notes which are exchangeable for convertible debentures, which are convertible, subject to certain terms and conditions and at the option of the holders thereof or the Company, for Units, each consisting of one Common Share of the Company and one-half (1/2) of one (1) Purchase Warrant.

D. The Company is duly authorized to create and issue the Purchase Warrants to be constituted in the manner hereinafter provided.

E. One Purchase Warrant shall, subject to adjustment, entitle the holder thereof to acquire one Common Share upon payment of the Exercise Price, upon the terms and conditions hereinafter provided.

F. All things necessary have been done and performed so as to make the Purchase Warrants, when certified by the Trustee and issued as provided herein, legal and valid obligations of the Company with the benefits and subject to the terms of this Indenture.

G. The foregoing recitals are made as representations and statements of fact by the Company and not by the Trustee.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1  --  INTERPRETATION

1.1 DEFINITIONS. In this Indenture, unless the context otherwise requires:

(1) AGENT means Yorkton Securities Inc. and its successors.

(2) APPLICABLE LEGISLATION means the provisions, if any, for the time being, of any statute of any Qualifying Jurisdiction, and of the regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing their obligations under trust indentures, to the extent that any such provisions are in force and applicable to this Indenture.

(3) BUSINESS DAY means a day, other than a Saturday or a Sunday, on which the Office of the Trustee is open for business.

(4) CERTIFICATE OF THE COMPANY means a written certificate signed in the name of the Company by any duly authorized officer of the Company.

(5) CLOSING DATE means August 7, 1997.

(6) COMMON SHARES mean the Common Shares of the Company as constituted at the date hereof.

(7) COMPANY means Seven Seas Petroleum Inc. and every successor corporation thereto which shall have complied with the provisions of Section 8.

(8) COUNSEL means any barrister or solicitor or firm of barristers and solicitors retained by the Trustee, or retained by the Company and approved by the Trustee.

(9) CURRENT MARKET PRICE means at any date the weighted average trading price at which the Common Shares have traded on The Toronto Stock Exchange or, if the Company's Common Shares are not then traded on The Toronto Stock Exchange, such other North American stock exchange or market (including NASDAQ) on which the Common Shares are traded, during the twenty (20) consecutive Trading Days ending three (3) Trading Days before such date. In the event the foregoing cannot be determined, then the Current Market Price shall be established by the Company's auditors.

(10) DEBENTURES means the debentures to be issued in exchange for notes in accordance with the Instrument Indenture.

(11) EXERCISE DATE means, with respect to any Purchase Warrant, the date on which the Purchase Warrant Certificate representing such Purchase Warrant is surrendered for exercise together with full payment of the Exercise Price, in accordance with Section 4.

(12) EXERCISE PRICE means at any time the applicable price at which one Common Share may be acquired on the exercise of a Purchase Warrant under Section 4.9.

(13) EXPIRY DATE means August 7, 1998 or, if such day is not a Business Day, the Expiry Date shall be the next following Business Day.

(14) GAAP means generally accepted accounting principles in Canada consistently applied as of the Closing Date.

(15) INDENTURE means this purchase warrant indenture as amended, restated, supplemented or replaced from time to time.

(16) INSTRUMENT INDENTURE means the indenture made as of August 7, 1997 between the Company and the Trustee, under which the Company issued notes exchangeable for the Debentures.

(17) ISSUE DATE means the date upon which the Purchase Warrants are issued.

(18) OFFICE OF THE TRUSTEE means the principal office of the Trustee at Calgary, Alberta, Canada.

(19) PERSON means an individual or corporation, a partnership or joint venture, a trustee or trust, a government or agency thereof, an unincorporated organization or entity; and pronouns have a similarly extended meaning.

(20) PRELIMINARY PROSPECTUS means a preliminary prospectus filed with the securities commissions in the Qualifying Jurisdictions qualifying the distribution of the Debentures upon exercise of the notes issued under the Instrument Indenture.

(21) PROSPECTUS means a (final) prospectus filed with the securities commissions in the Qualifying Jurisdictions qualifying the distribution of the Debentures upon exercise of the notes issued under the Instrument Indenture.

(22) PURCHASE WARRANT CERTIFICATE means a certificate issued on or after the Issue Date to evidence Purchase Warrants.

(23) PURCHASE WARRANTS means the purchase warrants referred to in Section 2 created and authorized by and issuable under this Indenture, each entitling the holder thereof, upon payment of the Exercise Price and upon tendering one (1) whole Purchase Warrant, to purchase on or before the Time of Expiry (before any adjustment under Section 4.10) one (1) Common Share.

(24) QUALIFYING JURISDICTIONS means the provinces of Ontario, British Columbia, Alberta, Manitoba and Quebec and such other jurisdictions as the Agent may notify the Company on not less than three (3) Business Days prior to the date of filing the Preliminary Prospectus.

(25) THIS INDENTURE, HEREIN, HEREOF, HERETO, HEREUNDER or similar expressions as used in this Indenture shall mean this Indenture (including the schedules hereto) and any and every deed supplemental hereto and not any particular Section or Subsection of this Indenture.

(26) TIME OF EXPIRY means 5:00 p.m. (Calgary time) on the Expiry Date.

(27) TRADING DAY means any day on which The Toronto Stock Exchange is open for trading.

(28) TRUSTEE means Montreal Trust Company of Canada and its successors as trustee hereunder for the time being of the trusts hereby created.

(29) UNIT means one (1) Common Share and one-half (1/2) of one (1) Purchase Warrant.

(30) WARRANTHOLDERS means the several persons who are entered from time to time as the holders of Purchase Warrants in the warrant register.

(31) WARRANTHOLDERS' RESOLUTION shall have the meaning attributed thereto in
Section 6.10.

(32) WARRANT REGISTER means the register maintained at the Office of the Trustee by the Trustee for Purchase Warrants.

1.2 OUTSTANDING PURCHASE WARRANTS. Every Purchase Warrant issued by the Company and certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be exercised for the purchase of Common Shares or until the passing of the Time of Expiry, whereupon such Purchase Warrant shall automatically expire and shall have no further effect and where a new Purchase Warrant Certificate has been issued in lieu of or in substitution for a Purchase Warrant Certificate which has been lost, stolen, mutilated, destroyed or defaced, only one of such Purchase Warrant Certificates shall be counted for the purpose of determining the aggregate number of Purchase Warrants outstanding.

1.3 CURRENCY. All amounts of money are expressed in lawful money of the United States of America.

1.4 COMPLETE AGREEMENT. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, commitments, understandings or inducements, whether oral or written, expressed or implied.

1.5 NUMBER AND GENDER. Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders.

1.6 SECTIONS; HEADINGS. The division of this Indenture into Sections, paragraphs and subparagraphs, the provision of a table of contents and the insertion of headings is for convenience of reference only and shall not affect its interpretation.

1.7 GOVERNING LAW. This Indenture, the Purchase Warrants and the Purchase Warrant Certificates shall be governed by, interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

1.8 TIME OF ESSENCE. Time is of the essence of this Indenture.

SECTION 2  --  ISSUE OF PURCHASE WARRANTS

2.1 TERMS OF PURCHASE WARRANTS. The Purchase Warrant Certificates shall be designated as "Common Share Purchase Warrants" of the Company, and shall be issued in the form set forth in Schedule 2.1, with such additions, deletions and alterations as the Trustee shall approve. The Purchase Warrants shall be issued from time to time upon the holders of Debentures duly converting the Debentures pursuant to the Instrument Indenture. All Purchase Warrants and Purchase Warrant Certificates shall be registered and certified by the Trustee and dated as of the day on which they are issued and may be typewritten, mimeographed, printed or lithographed and shall be numbered consecutively. Each Purchase Warrant authorized to be issued hereunder shall entitle the holder thereof, upon exercise, together with payment of the Exercise Price, to acquire one (1) Common Share, subject to adjustment in accordance with Section 4.10, at any time after the Issue Date and until the Time of Expiry. The Exercise Price and the number of Common Shares which may be acquired pursuant to the exercise of the Purchase Warrants shall be adjusted in the events and in the manner specified in Section 4.10.

2.2 WARRANTHOLDER NOT A SHAREHOLDER. Nothing in this Indenture or in the holding of a Purchase Warrant or Purchase Warrant Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Warrantholder any right, title or interest whatsoever as a shareholder of the Company, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Company, or the right to receive dividends and other distributions.

2.3 SIGNATURE OF PURCHASE WARRANT CERTIFICATES. The Purchase Warrant Certificates shall be executed by any one of the Chairman of the Board, the President, a Vice-President or the Secretary of the Company and the signature of any of such officers may be manually applied to the Purchase Warrant Certificates or may be engraved, lithographed or otherwise mechanically reproduced in facsimile on the Purchase Warrant Certificates, and in either case shall bind the Company notwithstanding that the person whose signature is so applied may not hold such office at the time the Purchase Warrant Certificates are certified by the Trustee. The Purchase Warrant Certificates shall have the corporate seal of the Company (or a facsimile reproduction thereof) affixed thereto.

2.4 CERTIFICATION. No Purchase Warrant Certificate shall be issued or, if issued, shall be valid until certified by the Trustee by the manual signature of a duly authorized representative of the Trustee. Certification by the Trustee does not however constitute any warranty as to the validity or security of the Purchase Warrant Certificates but only as to their due issuance by the Trustee pursuant to the Indenture.

2.5   ISSUE OF PURCHASE WARRANT CERTIFICATES.

      (1) All Purchase Warrant Certificates issued and outstanding under this Indenture shall rank PARI PASSU in all respects without priority or preference of any one Purchase Warrant Certificate over any other issued and outstanding under this Indenture, whatever may be the actual date of issue thereof.

      (2) Notwithstanding paragraph (1) above, the Warrantholder of each Purchase Warrant, by acquiring the Purchase Warrant Certificate, represents to the Company that it:

      (a) has full power and capacity under the laws applicable to such Warrantholder to acquire the Purchase Warrant and such acquisition of the Purchase Warrant will not violate any provisions of any laws applicable to such Warrantholder; and

      (b) is acquiring the Purchase Warrant as principal, for investment and not for distribution, redistribution, assignment or resale to others.

      2.6 LOST PURCHASE WARRANT CERTIFICATE. If any outstanding Purchase Warrant Certificate is lost, stolen, mutilated, destroyed or defaced, the Company shall execute and deliver and the Trustee shall certify a replacement Purchase Warrant Certificate representing the same number of Purchase Warrants, upon indemnification in an amount and subject to terms and conditions satisfactory to the Company and the Trustee, and upon payment of a reasonable fee. Any such replacement Purchase Warrant Certificate shall be entitled to the full benefit hereof and shall rank equally in accordance with its terms with all then outstanding Purchase Warrant Certificates, whatever the actual date of issue may be.

2.7 REGISTRATION OF PURCHASE WARRANTS. The Trustee shall maintain at the Office of the Trustee a register (the "WARRANT REGISTER") of Warrantholders in which shall be entered the name and address of the holder of each of the Purchase Warrant Certificates. Such name shall also be recorded on the Purchase Warrant Certificate concerned. The Trustee shall also maintain at such location a register of transfers in which shall be recorded the particulars of all transfers of Purchase Warrants. The person in whose name any Purchase Warrant Certificates shall be registered shall be deemed and regarded as the owner and holder thereof for all purposes of this Indenture.

2.8   EXCHANGE OF PURCHASE WARRANT CERTIFICATES.

      (1) One or more Purchase Warrant Certificates representing any number of Purchase Warrants may, upon compliance with the reasonable requirements of the Trustee, be exchanged for another Purchase Warrant Certificate of Purchase Warrant Certificates representing the same aggregate number of Purchase Warrants as represented under the Purchase Warrant Certificate or Purchase Warrant Certificates so exchanged.

      (2) Purchase Warrant Certificates may be exchanged only at the Office of the Trustee or at any other place that is designated by the Company with the approval of the Trustee. Any Purchase Warrant Certificate tendered for exchange shall be surrendered and cancelled by the Trustee.

2.9 CHARGES FOR EXCHANGE. Except as otherwise provided herein, the Trustee may charge to the holder requesting an exchange a reasonable sum for each new Purchase Warrant Certificate issued in exchange for a Purchase Warrant Certificate or Purchase Warrant Certificates, and payment of such charges and reimbursement of the Trustee or the Company for any and all stamp taxes or governmental or other charges required to be paid shall be made by such Warrantholder as a condition precedent to such exchange.

2.10 TRANSFER AND OWNERSHIP OF PURCHASE WARRANTS. The Purchase Warrants may only be transferred on the Warrant Register by the Warrantholder or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee upon surrendering to the Trustee at the Office of the Trustee, the Purchase Warrant Certificate or Purchase Warrant Certificates representing the Purchase Warrants to be transferred, with the transfer form thereon in the form set forth in Schedule 2.10 duly completed and executed, signed by the Warrantholder or by the duly appointed legal representative thereof or a duly authorized attorney, together with evidence of authority of any such legal representative or attorney and, if required by the transfer form, with such signature properly guaranteed, and upon compliance with:

      (1)   the conditions herein;

      (2)   such reasonable requirements as the Trustee may prescribe; and

      (3) all applicable securities legislation and requirements of regulatory authorities relating to the transferability of the Purchase Warrants or restrictions thereon;

and such transfer shall be duly noted in the Warrant Register by the Trustee. Upon compliance with such requirements, the Trustee shall issue to the transferee a Purchase Warrant Certificate representing the Purchase Warrants transferred. Such new Purchase Warrant Certificate shall be sent by first class mail or held for pick up by the transferee in accordance with the instructions given on the transfer form and, if no such instructions are given, shall be sent by first class mail to the address of the transferee appearing on the form of transfer. If less than all the Purchase Warrants represented by a Purchase Warrant Certificate are transferred, the Trustee shall issue a new Purchase Warrant Certificate representing those Purchase Warrants not transferred in the same name as the name appearing on the Warrant Certificate surrendered for transfer. Such new Purchase Warrant Certificate shall be sent by first class mail or held for pick up in accordance with instructions given on the transfer form and, if no instructions are given, shall be sent by first class mail to the address of the holder of the Purchase Warrants surrendered for transfer appearing on the Warrant Register.

Neither the Company nor the Trustee shall be bound to take notice of, or to see to the execution of, any trust whether express, implied or constructive, in respect of any Purchase Warrant, and may transfer any Purchase Warrant on the direction of the person registered as the holder thereof whether such person is named as a trustee or otherwise, as though that person were the beneficial owner of the Purchase Warrant.

SECTION 3  --  RIGHTS AND COVENANTS OF THE COMPANY

3.1 OPTIONAL PURCHASES BY THE COMPANY. The Company may from time to time purchase, by private contract or otherwise, any of the Purchase Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Purchase Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Company, in its sole discretion, may determine. Any Purchase Warrant Certificates representing the Purchase Warrants purchased pursuant to this section shall forthwith be delivered to and cancelled by the Trustee. No Purchase Warrants shall be issued in replacement thereof.

3.2   GENERAL.  The Company covenants with the Trustee as follows:

      (1)   It will carry on business in accordance with good business practice;

      (2) It will keep proper books of account and will record all dealings and transactions in relation to its business;

      (3) It will observe and perform all of its conditions and covenants contained in this Indenture or in the Purchase Warrant Certificates; and

      (4) It will at all times, in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of all Applicable Legislation.

3.3 TRUSTEE'S REMUNERATION AND EXPENSES. The Company covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Trustee's negligence, wilful misconduct or bad faith. The Trustee shall not have any recourse against proceeds of the offering of Notes or securities or other property held by it pursuant to this Indenture for the payment of its fees.

SECTION 4  --  EXERCISE OF PURCHASE WARRANTS

4.1   METHOD OF EXERCISE OF PURCHASE WARRANTS.

(1) The holder of any Purchase Warrant may exercise the right conferred on such holder to acquire Common Shares by surrendering, after the Issue Date and prior to the Time of Expiry, to the Trustee, the Purchase Warrant Certificate with a duly completed and executed exercise form, together with a certified cheque, money order, cash or bank draft, in lawful money of the United States of America payable to or to the order of the Trustee at par in Calgary, Alberta, Canada, for the Exercise Price for the Common Shares subscribed for.

      A Purchase Warrant Certificate with the duly completed and executed exercise form referred to in this subsection shall be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof at, in each case, the Office of the Trustee.

(2) Any exercise form referred to in Section 4.1(1) shall be signed by the Warrantholder or by the duly appointed legal representative thereof or a duly authorized attorney, with evidence of authority of any such legal representative or attorney attached thereto, and, if required by the exercise form, with such signature properly guaranteed, and shall specify:

      (a) the number of Common Shares which the Warrantholder wishes to acquire (being not more than those which the holder is entitled to acquire pursuant to the Purchase Warrant Certificate(s) surrendered);

      (b) the person or persons in whose name or names such Common Shares are to be registered;

      (c)   the address or addresses of such person(s); and

      (d) the number of Common Shares to be issued to each such person if more than one is so specified.

      If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder, each such person shall also complete and deliver an exercise form in the form attached to the Purchase Warrant Certificate and the Warrantholder shall pay to the Company or the Trustee on behalf of the Company, all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing Common Shares unless or until such Warrantholder shall have paid to the Company, or the Trustee on behalf of the Company, the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no tax is due.

4.2   EFFECT OF EXERCISE OF PURCHASE WARRANTS.

(1) Upon compliance by the holder of any Purchase Warrant Certificate with the provisions of Section 4.1, the Common Shares subscribed for shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date unless the transfer registers of the Company shall be closed on such date, in which case the Common Shares subscribed for shall be deemed to have been issued, and such person or persons deemed to have become the holder or holders of record of such Common Shares, on the date on which such transfer registers are reopened.

(2) Within three (3) Business Days after the Exercise Date with respect to a Purchase Warrant, the Company shall cause to be mailed to the person or persons in whose name or names the Common Shares so subscribed for have been issued, as specified in the subscription, at the address specified in such subscription or, if so specified in such subscription, cause to be delivered to such person or persons at the Office of the Trustee where the Purchase Warrant Certificate was surrendered, a certificate or certificates for the appropriate number of Common Shares subscribed for. In the absence of instructions to the contrary, such certificates shall be issued in the name of the registered holder of the surrendered Purchase Warrant Certificate and shall be mailed by first class mail to the address of such Warrantholder appearing on the Warrant Register.

4.3 PARTIAL EXERCISE OF PURCHASE WARRANTS. The holder of any Purchase Warrants may acquire a number of Common Shares less than the number which the holder is entitled to acquire pursuant to the surrendered Purchase Warrant Certificate(s). In the event of any exercise of a number of Purchase Warrants less than the number which the holder is entitled to exercise, the holder of the Purchase Warrants upon such exercise shall also be entitled to receive, without charge therefor, a new Purchase Warrant Certificate(s) in respect of the balance of the Purchase Warrants represented by the surrendered Purchase Warrant Certificate(s) not then exercised. In the absence of instructions to the contrary, such certificate shall be issued in the name of the registered holder of the surrendered Purchase Warrant Certificate and shall be mailed by first class mail to the address of such Warrantholder appearing on the Warrant Register.

4.4 DESTRUCTION OF PURCHASE WARRANT CERTIFICATES. All Purchase Warrant Certificates surrendered to the Trustee shall be, after the expiry of any period of retention prescribed by law, destroyed by the Trustee. Upon request by the Company, the Trustee shall furnish to the Company a destruction certificate identifying the Purchase Warrant Certificates so destroyed and the number of Purchase Warrants evidenced thereby.

4.5   ACCOUNTING AND RECORDING.

(1) The Trustee shall promptly notify the Company when Purchase Warrants are exercised and forward to the Company at the times hereinafter set forth (or into an account or accounts of the Company with the bank or trust corporation designated by the Company for that purpose) all money received on the exercise of Purchase Warrants. The Trustee shall hold money received on the exercise of Purchase Warrants and shall forward such money to the Company (or into an account or accounts of the Company with the bank or trust corporation designed by the Company for that purpose) within three (3) Business Days from the date of receipt thereof. All such money and any securities or other instruments received by the Trustee shall be received in trust for and shall be segregated and kept apart by the Trustee in trust for the Company.

(2) The Trustee shall record the particulars of the Purchase Warrants exercised which shall include the names and addresses of the persons who have exercised Purchase Warrants, the number of Common Shares issued upon such exercise, the Exercise Date and the Exercise Price. Upon request of the Company, the Trustee shall provide within five (5) Business Days such particulars in writing to the Company.

4.6 POSTPONEMENT OF DELIVERY OF COMMON SHARE CERTIFICATES. The Company shall not be required to deliver certificates for Common Shares during the period when the stock transfer books of the Company are closed due to an impending meeting of shareholders or a proposed payment of dividends or for any other purpose and in the event of a surrender of a Purchase Warrant Certificate for the acquisition of Common Shares during such period, the delivery of Common Share certificates may be postponed for a period not exceeding ten (10) days after the date of the re-opening of the stock transfer books.

4.7 SECURITIES RESTRICTIONS. Notwithstanding anything herein contained, Common Shares will only be issued pursuant to any Purchase Warrant in compliance with the securities laws of any Qualifying Jurisdiction and, without limiting the generality of the foregoing, in the event that Purchase Warrants are exercised pursuant to Section 4.1 prior to the issuance of a receipt for the Prospectus, the certificates representing the Common Shares issued thereby will bear such legend as may, in the opinion of counsel of the Company, be necessary in order to avoid a violation of any securities laws of any Qualifying Jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares are listed; provided that, if at any time, in the opinion of counsel to the Company, such legends are no longer necessary in order to avoid a violation of say any such laws, or the holder of any such legended certificate, at the holder's expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

4.8 NO FRACTIONAL SHARES. No fractional Common Share or scrip certificate representing a fractional Common Share shall be issued upon the exercise of any Purchase Warrants. If the exercise of any Purchase Warrants would otherwise result in a fractional Common Share, the Company shall, in lieu of issuing such fractional Common Share, pay to the Warrantholder concerned, an amount in lawful money of the United States of America equal to the value of the fractional Common Share based on the Current Market Price on the Exercise Date.

4.9 EXERCISE PRICE. The exercise price per acquisition of Common Share (the "EXERCISE PRICE") for purposes of this Section 4 shall be $15.00 per Common Share, subject to adjustment in accordance with Section 4.10.

4.10 ADJUSTMENT OF EXERCISE PRICE/NUMBER OF COMMON SHARES. The acquisition rights in effect at any date attached to the Purchase Warrants shall be subject, under certain circumstances, to adjustment from time to time as follows:

      (1) If and whenever at any time from the date hereof and prior to the Time of Expiry, the Company shall:

      (a) subdivide, redivide or reclassify its outstanding Common Shares into a greater number of shares; or

      (b) reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares;

the Exercise Price in effect on the effective date of such subdivision or consolidation shall be adjusted to equal the price determined by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such date and the denominator shall be the total number of Common Shares immediately after such date. Such adjustment shall be made successively whenever any event referred to in this subsection 4.10(1) shall occur. For greater certainty, the issuance of additional Common Shares by the Company shall not result in any adjustment being made pursuant to this Section 4.10. Upon any adjustment of the Exercise Price pursuant to this subsection 4.10(1), the number of Common Shares subject to the right of purchase under each Purchase Warrant not previously exercised shall be contemporaneously adjusted by multiplying the number of Common Shares which theretofore may have been purchased under such Purchase Warrant by a fraction of which the numerator shall be the respective Exercise Price in effect immediately prior to such adjustment and the denominator shall be the respective Exercise Price resulting from such adjustments.

      (2) If and whenever at any time from the date hereof and prior to the Time of Expiry, there is a reclassification of the Common Shares or a capital reorganization of the Company other than as described in
            Section 4.10(1) or a consolidation, amalgamation or merger of the Company with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised its right of acquisition prior to the record date or effective date, as the case may be, of such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, the number of shares or other securities or property of the Company or any body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance has been made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares sought to be acquired by it. If determined appropriate by the Trustee to give effect to or to evidence the provisions of this Section 4.10(2), the Company, any successor to the Company, or such body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of its acquisition rights thereafter. Any indenture entered into between the Company and the Trustee pursuant to the provisions of this Section 4.10(2) shall be a supplemental indenture entered into pursuant to the provisions of Section 7 hereof. Any indenture entered into between the Company, any successor to the Company or such body corporate, partnership, trust or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.10 and which shall apply to successive reclassifications, reorganizations, amalgamations, consolidations, mergers, sales or conveyances.

      (3) If and whenever at any time from the date hereof and prior to the Time of Expiry, the Company fixes a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of dividends or any other distribution of, or in the form of, property or securities, including without limitation: (i) shares of any class; (ii) rights, options or warrants, (iii) evidences of its indebtedness, or (iv) assets, including shares of other corporations, any Warrantholder who has not exercised its right of acquisition prior to such record date, upon the exercise of such right thereafter, shall be entitled to receive, without further payment to the Company, and shall accept in addition to the number of Common Shares to which it was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which such holder would have been entitled to receive as a result of such distribution, if, on the record date it had been the registered holder of the number of Common Shares to which it was theretofore entitled upon exercise.

      (4) In any case in which this Section 4.10 shall require that an adjustment shall become effective immediately after a record date, for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Warrantholder exercising his rights after such record date and before the occurrence of such event, the Common Shares or other securities issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to such Warrantholder an appropriate instrument evidencing such Warrantholder's right to receive such Common Shares or other securities upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such Common Shares declared in favour of holders of record of Common Shares on and after the date of exercise or such later date as such Warrantholder would but for the provisions of this Section 4.10(4), have become the holder of record of such additional Common Shares.

      (5) The adjustments provided for in this Section 4.10 are cumulative. After any adjustment pursuant to this Section 4.10, the term "Common Shares" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 4.10, the Warrantholder is entitled to receive upon the exercise of his right, and the number of Common Shares indicated in any instrument of conversion shall be interpreted to mean, the number of Common Shares or other property or securities a Warrantholder is entitled to receive as a result of such adjustment and all prior adjustments pursuant to this Section 4.10, upon the full exercise of the Purchase Warrant.

      (6) All shares or warrants of any class or other securities which a Warrantholder is at the time in question entitled to receive on the exercise of his conversion right, whether or not as a result of adjustments made pursuant to this Section 4.10 shall, for the purposes of the interpretation of this Indenture, be deemed to be shares and warrants which such Warrantholder is entitled to acquire pursuant to such conversion right.

      (7) In the event of any question arising with respect to the adjustments provided for in this Section 4.10 such question shall be conclusively determined by the Company's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and which is acceptable to the Trustee, who shall have access to all necessary records of the Company, and such determination shall be binding upon the Company, the Trustee, all Warrantholders and all other persons interested therein.

      (8) The adjustments provided for in this Section 4.10 shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and no adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one percent (1%) in the prevailing Exercise Price provided, however, that any adjustments which, except for the provisions of this Section 4.10(8) would otherwise have been required to be made, shall be carried forward and taken into account in the event of any circumstances requiring any subsequent adjustment.

      (9) If the purchase price provided for in any right, warrant or option issued as described in Section 4.10(3) is decreased, the Exercise Price shall, subject to Section 4.10(4), forthwith be changed so as to decrease the Exercise Price to such Exercise Price as would have been obtained had the adjustment made in connection with the issuance of all such rights, options or securities been made upon the basis of such purchase price as so decreased or such rate as so increased.

      (10) No adjustment in the Exercise Price shall be made in respect of any event described in Section 4.10(2):

      (a) if the Warrantholders are entitled to participate in such event on the same terms MUTATIS MUTANDIS as if they had exercised their purchase rights prior to the effective date or record date or such event, subject to the prior approval of The Toronto Stock Exchange to such participation if the Common Shares or the Purchase Warrants are then listed on such exchange; or

      (b) in respect of any rights to acquire shares which are presently outstanding.

      (11) In determining at any time and from time to time the number of Common Shares outstanding at any particular time for purposes of this Section 4.10 there shall be included that number of Common Shares which would be outstanding upon conversion of all convertible securities then outstanding, and upon exercise of all rights, options or warrants then outstanding to purchase Common Shares, and there shall be excluded any Common Shares (and Common Shares which would be outstanding upon conversion of convertible securities) held by or for the account of the Company.

      (12) Upon the expiry of the period for conversion of convertible securities and the exercise period for rights, options, warrants (other than rights, options or warrants in respect of which the Warrantholders are entitled to participate, as contemplated in
            Section 4.10(10) to purchase Common Shares or convertible securities), the Exercise Price shall be adjusted to what it would have been if such unconverted convertible securities and unexercised rights, options or warrants had not been issued.

      (13) In case the Company after the date of this Indenture shall take any action affecting the Common Shares, other than an action described in this Section 4.10 which in the opinion of the board of directors of the Company would materially adversely affect the rights of the Warrantholders, the Exercise Price may be reduced in such manner, if any, and at such time, by action of the directors, in their sole discretion as they may determine to be equitable in the circumstances, but subject in all cases to any necessary regulatory approval. Failure by the directors to take any action so as to provide for an adjustment on or prior to the effective date or record date of any action by the Company affecting the Common Shares shall be conclusive evidence that the board of directors of the Company has determined that it is equitable to make no adjustment in the circumstances.

4.11 NO ADJUSTMENT FOR STOCK OPTIONS. For greater certainty, in this Section 4, no adjustment shall be made in the acquisition rights attached to the Purchase Warrants if the issue of Common Shares is being made pursuant to this Indenture or pursuant to any stock option or stock purchase plan for directors, officers, employees or consultants of the Company in force from time to time.

4.12 PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT. As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Purchase Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Purchase Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.13 CERTIFICATE AS TO ADJUSTMENT. If any of the events referred to in Section
4.10 occur, the Company shall promptly file with the Trustee a Certificate of the Company setting forth a brief statement of the facts and the consequent adjustment required to be made by the provisions of this Indenture. The Trustee shall promptly mail a copy of each such certificate to each of the Warrantholders.

4.14 NOTICE OF SPECIAL MATTERS. The Company covenants with the Trustee that, so long as any Purchase Warrant remains outstanding, it will give notice to the Trustee and to the Warrantholders of its intention to fix a record date that is prior to the Expiry Date for any event referred to in Sections 4.10(1) or 4.10(3) (other than subdivision, consolidation or reclassification of its Common Shares) which may give rise to an adjustment in the Exercise Price. Such notice shall specify the particulars of such event and the record date for such event, provided that the Company shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be given in each case not less than fourteen (14) days prior to such applicable record date.

4.15 NO ACTION AFTER NOTICE. The Company covenants with the Trustee that it will not close its transfer books or take any other corporate action which might deprive the holder of a Purchase Warrant of the opportunity to exercise its right of acquisition pursuant thereto during the period of fourteen (14) days after the giving of the certificate or notices set forth in Sections 4.13 and 4.14.

4.16  PROTECTION OF TRUSTEE.  Except as provided in Section 9.2, the Trustee:

      (1) shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.10 or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

      (2) shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Purchase Warrant;

      (3) shall not be responsible for any failure of the Company to issue, transfer or deliver Common Shares or certificates for the same upon the surrender of any Purchase Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Section; and

      (4) shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Company of any of the representations, warranties or covenants herein contained or of any acts of the directors, officers, employees, agents or servants of the Company.

4.17 RESERVATION OF SHARES. At any time during which the number of authorized Common Shares in the capital of the Company is limited, the Company shall reserve out of such authorized, but unissued, Common Shares a sufficient number thereof to provide for the exercise of any Purchase Warrants issued pursuant thereto, and shall cause such Common Shares to be issued as fully paid and non-assessable upon the exercise of Purchase Warrants.

SECTION 5  --  ENFORCEMENT

5.1 SUITS BY WARRANTHOLDERS. All or any rights conferred upon any Warrantholder by any of the terms of the Purchase Warrant Certificates or the Indenture or both may be enforced by the Warrantholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholders.

5.2 IMMUNITY OF SHAREHOLDERS, ETC. The Trustee and, by the acceptance of the Purchase Warrant Certificates and as part of the consideration for the issue of the Purchase Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Company or any successor Company on any covenant, agreement representation or warranty by the Company contained herein or in the Purchase Warrant Certificates.

5.3 LIMITATION OF LIABILITY. The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Company or any successor Company or any of the past, present or future officers, employees or agents of the Company or any successor Company, but only the property of the Company or any successor Company shall be bound in respect hereof.

5.4 WAIVER OF DEFAULT. Upon the happening of any default hereunder the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deem advisable, if, in the Trustee's opinion, the same shall have been cured or adequate provision made therefor; provided that no delay or omission of the Trustee to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission of the Trustee in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.

SECTION 6  --  CONCERNING THE WARRANTHOLDERS

6.1 MEETINGS. In this Section 6, "meeting" means a meeting of the Warrantholders and "adjourned meeting" means a meeting adjourned in accordance with Section 6.8.

6.2 CONVENING MEETINGS. The Trustee may and, upon receipt of a written request executed under corporate seal by the Company or signed by Warrantholders holding not less than twenty-five percent (25%) of the aggregate principal amount of Instruments then outstanding, the Trustee shall convene a meeting, provided adequate provision has been made by the Company or the Warrantholders for the costs of convening and holding such a meeting. Any such written request shall state generally the reason for the meeting and the business to be transacted thereat.

6.3 PLACE OF MEETING. Every meeting shall be held in Calgary, Alberta, Canada.

6.4 NOTICE. The Trustee shall mail written notice of each meeting to each Holder in the manner specified in Section 11 at least twenty (20) days before the date of the meeting. The notice shall state the time and place of the meeting and shall specify the general nature of business to be conducted thereat. It shall not be necessary to specify in the notice of an adjourned meeting the nature of the business to be transacted at the adjourned meeting. The accidental omission to give notice of a meeting to any Warrantholder shall not invalidate any resolution passed at any such meeting.

6.5 PERSONS ENTITLED TO ATTEND. The Company may and the Trustee shall, each by its authorized representatives, attend a meeting but shall have no vote as such. The respective legal advisers of the Company, of the Trustee and of any Warrantholders may also attend a meeting but shall have no vote as such.

6.6 QUORUM. A quorum of the Warrantholders shall consist of two or more persons present in person and owning or representing by proxy the owners of not less than twenty-five percent (25%) of the aggregate principal amount of the Instruments then outstanding.

6.7 CHAIRMAN. A Holder or a proxy for a Holder shall be nominated by the Trustee to be the chairman of the meeting. If the person so nominated is not present within twenty-five (25) minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose one of their number to be chairman.

6.8 ADJOURNED MEETING. If a quorum of the Warrantholders is not present within thirty (30) minutes from the time fixed for holding a meeting, the meeting shall stand adjourned to a date not less than ten (10) days nor more than thirty (30) days later and at a place in Calgary, Alberta, Canada, and at a time to be specified by the chairman of the meeting. The Trustee shall promptly send a notice of the adjourned meeting to all Warrantholders. At the adjourned meeting two or more persons present in person and owning or representing by proxy the owners of outstanding Purchase Warrants shall, in any event, constitute a quorum for the transaction of the business for which the original meeting was convened.

6.9 VOTES. Votes may be given at a meeting in person or by a proxy appointed in writing. A proxy need not be a Warrantholder. A poll shall be taken on every question submitted to a meeting and shall, except as otherwise required herein, require the affirmative vote of not less than a majority of the votes given on the poll. If the vote is tied the motion shall not be carried.

On a poll each Warrantholder shall be entitled to one vote for every Purchase Warrant of which he is the registered holder. A declaration made by the chairman of a meeting that a resolution has been carried or lost shall be conclusive evidence thereof. In the case of joint registered holders of a Purchase Warrant, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them be present in person or by proxy, they shall vote together in respect of the Purchase Warrants of which they are joint registered holders.

6.10 POWERS OF WARRANTHOLDERS. By resolution passed pursuant to this Section 6 by not less than two-thirds (2/3) of the votes cast in respect thereof (a "WARRANTHOLDERS' RESOLUTION"), the Warrantholders may:

      (1) agree to any modification, abrogation, alteration, compromise or arrangement of the rights of the Warrantholders whether arising under this Indenture, the Purchase Warrant Certificates or otherwise in law, including rights of the Trustee held in trust for the Warrantholders, which shall be agreed to by the Company; or

      (2) direct or authorize the Trustee to exercise any discretion, power, right, remedy or authority given to it by or under this Indenture or the Purchase Warrant Certificates in the manner specified in such resolution or to refrain from exercising any such discretion, power, right, remedy or authority; or

      (3) direct the Trustee to enforce any covenant on the part of the Company contained in this Indenture or in the Instruments or to waive any default by the Company in compliance with any provision of this Indenture or the Purchase Warrant Certificates either unconditionally or upon any conditions specified in such resolution, whether or not the security hereof has become enforceable by reason of such default; or

      (4)   amend, alter or repeal any resolution passed pursuant to this
            Section 6.10.

6.11 MINUTES OF MEETINGS. The Trustee shall make and maintain minutes and records of all resolutions and proceedings at a meeting. Such minutes and records shall be available at the Office of the Trustee for inspection by a Warrantholder or his authorized representative at reasonable times. If signed by the chairman of the meeting or by the chairman of the next succeeding meeting of the Warrantholders, such minutes shall be prima facie evidence of the matters therein stated.

6.12 WRITTEN RESOLUTIONS. Notwithstanding the foregoing, a written resolution or instrument signed in one or more counterparts by the holders of not less than two-thirds (2/3) of the aggregate outstanding Purchase Warrants shall be deemed to be the same as and to have the same force and effect as a Warrantholder's Resolution duly passed at a meeting of the Warrantholders.

6.13 BINDING EFFECT. A resolution of the Warrantholders passed pursuant to this
Section 6 shall be binding upon all Warrantholders. Upon the passing of a Warrantholders' resolution at a meeting of the Warrantholders, or upon the signing of a written resolution or instrument pursuant to Section 6.12 hereof and delivery by the Company to the Trustee of an original, certified or notarial copy, or copies, of such resolution as executed or passed by the Warrantholders the Trustee shall be entitled to and shall give effect thereto, subject always to Section 9.2 hereof.

SECTION 7  --  SUPPLEMENTAL INDENTURES

7.1 GENERAL. From time to time the Company, when authorized by the directors of the Company, and the Trustee may, subject to the provisions of this Indenture, and shall, when so required by this Indenture, execute and deliver indentures supplemental hereto, which thereafter shall form part hereof, or may do and perform any other acts and things for any one or more or all of the following purposes:

      (1) adding to the provisions hereof such additional covenants, enforcement provisions and release provisions (if any) as in the opinion of counsel are necessary or advisable, provided the same are not in the opinion of the Trustee prejudicial to the interests of the Warrantholders;

      (2) adding to the covenants of the Company in this Indenture for the protection of the Warrantholders;

      (3) evidencing the succession (or successive successions) of other companies to the Company and the covenants of, and obligations assumed by, such successor (or successors) in accordance with the provisions of this Indenture;

      (4) making such provisions not inconsistent with this Indenture as may be deemed necessary or desirable with respect to matters or questions arising hereunder;

      (5)   giving effect to a Warrantholders' resolution;

      (6) to rectify any ambiguity, defective provision, clerical omission or mistake or manifest or other error contained herein or in any deed or indenture supplemental or ancillary hereto; or

      (7) for any other purpose not inconsistent with the provisions of this Indenture.

SECTION 8  --  SUCCESSOR COMPANIES

8.1 AMALGAMATION, ETC. The Company shall not enter into any transaction whereby all, or substantially all, of its undertaking and assets would become the property of a successor company (whether by way of reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, transfer, sale or otherwise) unless prior to, or contemporaneously with, the consummation of such transaction the successor company covenants with the Trustee by an indenture or indentures satisfactory to the Trustee to perform all the obligations on the part of the Company under this Indenture and to execute and do all other instruments and things that the Trustee may reasonably require; provided, however, that such reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, transfer, sale or other transaction shall be upon such terms as substantially to preserve, and not to impair, the rights and powers of the Trustee and of the Warrantholders hereunder.

8.2 TRUSTEE TO CONSENT. Upon obtaining an opinion of Counsel that the provisions of this Section 8 have been complied with, including an opinion that the transaction is on such terms as substantially to preserve and not to impair the rights and powers of the Trustee and the Warrantholders hereunder, the Trustee shall consent to such transaction and execute and deliver such documents and do such acts and things as, in its discretion, it may deem advisable, for the completion of the transaction, whereupon the Company may be released and discharged from liability under this Indenture and the Trustee may execute and deliver all instruments which are necessary or reasonably required to that end.

8.3 SUBSTITUTIONS OF SUCCESSOR COMPANY. Whenever the provisions of this Section 8 have been complied with, the successor company shall succeed to, and be substituted for, the Company with the same effect as if it had been named herein as the Company, and shall possess and may exercise each and every right of the Company hereunder.

SECTION 9  --  CONCERNING THE TRUSTEE

9.1 INDEMNITY. Before doing any act or thing pursuant hereto, the Trustee shall be entitled to be indemnified by the Company or by the Warrantholders in an amount and subject to terms and conditions satisfactory to it.

9.2 DUTIES OF TRUSTEE. By way of supplement to the provisions of any statute for the time being relating to trustees, and notwithstanding any other provision of this Indenture, in the exercise of the right, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. Provided that the Trustee shall have exercised such standard of care, diligence and skill, and in the absence of wilful neglect, misconduct or fraud, the Company shall indemnify and save harmless the Trustee from all loss, costs or damages it may suffer in administering the trusts of this Indenture.

9.3 ACTION BY TRUSTEE. The Trustee shall not be obligated to do any act or thing except when required to do so by this Indenture and, in the case of a default, only when it has actual notice thereof.

9.4 CERTIFICATE OF THE COMPANY. The Trustee may accept a Certificate of the Company as conclusive evidence of the truth of any fact relating to the Company or its assets therein stated, but the Trustee may in its discretion require further evidence or information before acting or relying on any such certificate.

9.5 TRUSTEE MAY EMPLOY EXPERTS OR AGENTS. The Trustee may, at the Company's expense, employ or retain such lawyers, accountants, engineers, appraisers or other experts, advisers or agents as it may reasonably require for the purpose of discharging its duties hereunder and shall not be responsible for any misconduct, mistake or error of judgment on the part of any of them. The Trustee may rely upon and act upon the opinion or advice of, or information obtained from, any such lawyer, accountant, engineer, appraiser or other expert, adviser or agent in relation to any matter arising in the administration of the trusts hereof. The Trustee shall not incur any liability for the acts or omissions of such lawyers, accountants, engineers, appraisers or other experts, advisers or agents employed by the Trustee in good faith.

9.6 RESIGNATION OF TRUSTEE. The Trustee may resign its trust and be discharged from all further obligations hereunder by giving to the Company written notice at least ninety (90) days before the effective date of the resignation. If the Trustee resigns, or becomes incapable of acting hereunder, the Company shall forthwith appoint a new Trustee. Failing such appointment by the Company, the retiring Trustee or any Warrantholders may apply to a court of competent jurisdiction on such notice as such court may direct, for the appointment of a new Trustee. The Warrantholders may, by Warrantholders' resolution, remove the Trustee (including a Trustee appointed by the Company or by a court of competent jurisdiction) and appoint a new Trustee. If any material conflict of interest in the role of the Trustee as a fiduciary hereunder exists or shall arise, the Trustee shall within ninety (90) days after ascertaining that it has such a material conflict of interest, either eliminate such material conflict of interest, or resign in the manner and with the effect as aforesaid.

9.7 INDENTURE LEGISLATION. The Company and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of all Applicable Legislation. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

9.8 MONEY HELD AND DEPOSITED. Any monies held by the Trustee in accordance with the trusts hereunder may be deposited in the name of the Trustee in any of the five largest, in terms of assets, Canadian chartered banks or, with the consent of the Company, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits. Unless and until the Trustee shall have declared the principal of and interest on the Instruments to be due and payable, the Trustee shall pay over to the Company all interest received by the Trustee with respect to any investments or deposits made pursuant to the provisions of this Section 9.8.

      The Trustee shall incur no liability in respect of monies deposited with anyone, including solicitors, except the Trustee unless the Trustee shall on its own make such deposit without instructions or directions of the Company.

9.9 NOTICE. The Trustee shall not be required to give notice to third parties, including the Warrantholders, of the execution of this Indenture.

9.10 USE OF PROCEEDS. The Trustee shall in no way be responsible for the use by the Company of the proceeds of the issue hereunder.

9.11 NO INQUIRIES. The Trustee, prior to the certification and delivery of any Purchase Warrant Certificates under any provisions of this Indenture, shall not be bound to make any inquiry or investigation as to the correctness of the matters set out in any of the resolutions, opinions, certificates or other documents required by the provisions of this Indenture, but shall be entitled to accept and act upon the resolutions, opinions, certificates or other documents. The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable. The Trustee shall not be bound to make any inquiry or investigation as to the performance by the Company of the Company's covenants hereunder.

9.12 TRUSTEE NOT REQUIRED TO GIVE SECURITY. The Trustee shall not be required to give any bonds or security with respect to the execution of the Trust and powers of this Indenture.

9.13 NO CONFLICT OF INTEREST. The Trustee represents to the Company that at the date of execution and delivery by it of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder but if, notwithstanding the provisions of this Section 9.13, such a material conflict of interest exists, the validity and enforceability of this Indenture and the Instruments issued hereunder shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists but the Trustee shall, within ninety (90) days after ascertaining that it has a material conflict of interest, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 9.6 hereof.

9.14 TRUSTEE NOT ORDINARILY BOUND. Except as otherwise specifically provided herein, the Trustee shall not be bound to do, observe or perform or see to the observance or performance by the Company of any of the obligations herein imposed upon the Company or of the covenants on the part of the Company herein contained, nor in any way to supervise or interfere with the conduct of the Company's business, and then only after it shall have been indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

9.15 TRUSTEE MAY DEAL IN PURCHASE WARRANTS. The Trustee may, in its personal or other capacity, buy, sell, lend upon and deal in the Purchase Warrants and generally contract and enter into financial transactions with the Company or otherwise, without being liable to account for any profits made thereby.

SECTION 10  --  SATISFACTION AND DISCHARGE

10.1  GENERAL.  Upon the earlier of:

      (1) the date by which there shall have been delivered to the Trustee for exercise or destruction all Purchase Warrant Certificates theretofore certified hereunder; or

      (2)   the Time of Expiry;

and if all certificates representing Common Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder and if all payments required to be made pursuant to Section 4 have been made in accordance therewith, this Indenture shall cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Company and upon delivery to the Trustee of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture shave been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the foregoing, the indemnities provided to the Trustee by the Company hereunder shall remain in full force and effect and survive the termination of this Indenture.

SECTION 11  --  NOTICES

11.1 NOTICE TO COMPANY. Any notice to the Company under the provisions of this Indenture shall be valid and effective if delivered, or sent by telecopier addressed to the Company at:

      Seven Seas Petroleum Inc.
      Suite 960
      Three Post Oak Central
      1990 Post Oak Boulevard
      Houston, Texas 77056
      U.S.A.

      Attention:        Vice President - Finance
      Telecopier No.:   (713) 621-9770
      with a copy to:

      McMillan Binch
      Suite 3800, South Tower
      Royal Bank Plaza
      Toronto, Ontario
      M5J 2J7

      Attention:        James D. Scarlett
      Telecopier No.:   (416) 865-7048

and shall be deemed to have been effectively given on the date of delivery if delivered, or the date of sending if sent by telecopier.

11.2 NOTICE TO THE WARRANTHOLDERS. Any notice to the Holders under the provisions of this Indenture shall be valid and effective if delivered or sent by ordinary post or sent by telegram, telex or telecopier addressed to such Holder at their address appearing on the applicable register and shall be deemed to have been effectively given on the date of delivery if delivered, on the fifth Business Day following the date of the postmark on such notice, if mailed, or the date of sending by telegram, telex or telecopier, with a copy to:

      Yorkton Securities Inc.
      11th Floor
      1055 Dunsmuir Street
      Vancouver, BC
      V7X 1L4

      Attention:        Verlee Webb
      Telecopier No.:   (604) 640-0320

Any such notice of communication given with respect to an instrument which is registered in more than one name may be given to any of the people named on the register and such notice of communication shall be sufficient to all such holders. Accidental error or omission in giving notice to any one or more holders shall not invalidate any action or proceeding founded thereon.

If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Holders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Holders or if delivered to the address for such Holders contained in the register maintained by the Trustee, by telecopy or other means of prepaid transmitted and recorded communication.

11.3 NOTICE TO TRUSTEE. Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if delivered, or sent by telecopier addressed to the Trustee at:

      Montreal Trust Company of Canada
      710 - 530 8th Avenue S.W.
      Calgary, Alberta
      T2P 3S8

      Attention:        Manager, Corporate Trust
      Telecopier No.:   (403) 267-6598

      with a copy to:

      Yorkton Securities Inc.
      11th Floor
      1055 Dunsmuir Street
      Vancouver, BC
      V7X 1L4

      Attention:        Verlee Webb
      Telecopier No.:   (604) 640-0320

and shall be deemed to have been effectively given on the date of delivery, or the date of sending if sent by telecopier.

SECTION 12  --  ACCEPTANCE OF TRUST BY TRUSTEE

12.1 GENERAL. The Trustee hereby accepts the trusts declared and provided in this Indenture and agrees to perform the same upon the terms and conditions hereinbefore set forth.

SECTION 13  --  FURTHER ASSURANCE

13.1 FURTHER ASSURANCES. The parties agree from time to time, as may be reasonably required by any party hereto, to execute and deliver such further and other documents and do all matters and things which may be convenient or necessary to carry out the intention of this Indenture more effectively and completely.

The parties have executed this Indenture.

                                           SEVEN SEAS PETROLEUM INC.



                                           By: __________________________
                                           Name:
                                           Title:




                                           MONTREAL TRUST COMPANY OF
                                           CANADA



                                           By: __________________________
                                           Name:
                                           Title:


                                           By: __________________________
                                           Name:
                                           Title:

                     SCHEDULE 2.1 - FORM OF PURCHASE WARRANT

THE PURCHASE WARRANTS REPRESENTED BY THIS CERTIFICATE ("WARRANTS") AND THE UNDERLYING COMMON SHARES ("WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) WITHOUT REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

[ADDITIONAL LANGUAGE TO BE INCLUDED ONLY FOR REG. S INVESTORS:]

IN ADDITION, THE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES (EXCEPT AS PERMITTED BY REGULATION S), AND THE WARRANT SHARES MAY NOT BE DELIVERED IN THE UNITED STATES (EXCEPT AS PERMITTED BY REGULATION S), UNLESS, IN EACH CASE, THE WARRANTS AND WARRANT SHARES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE PURCHASE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. (CALGARY
TIME), AUGUST 7, 1998.

                          PURCHASE WARRANT CERTIFICATE

                            SEVEN SEAS PETROLEUM INC.
           (A COMPANY CONTINUED UNDER THE LAWS OF THE YUKON TERRITORY)

WARRANT
CERTIFICATE NO. PW ________               ________________________ PURCHASE
                                          WARRANTS entitling the holder to
                                          acquire, subject to adjustment, one
                                          Common Share for each Purchase Warrant
                                          represented hereby.

THIS IS TO CERTIFY THAT _________________ (hereinafter referred to as the "HOLDER") is the registered holder of that number of Purchase Warrants to acquire Common Shares (as hereinafter defined) of Seven Seas Petroleum Inc. (the "COMPANY") as set forth in this Purchase Warrant certificate (the "PURCHASE WARRANT CERTIFICATE"). Each Purchase Warrant represented hereby entitles the holder thereof to acquire, in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 5:00 p.m. (Calgary time) (the "TIME OF EXPIRY") on August 7, 1998 (the "EXPIRY DATE"), one fully paid and non-assessable common share ("COMMON SHARE") of the Company, without nominal or par value, as such shares were constituted on August 7, 1997, at a price of $15.00 per share.

                                     2.1 - 1

      The right to acquire Common Shares hereunder may only be exercised by the holder within the time set forth above by:

a. duly completing and executing the exercise form attached hereto (the "EXERCISE FORM");

b. surrendering this Purchase Warrant Certificate to Montreal Trust Company of Canada (the "TRUSTEE") at the principal offices of the Trustee in Calgary, Alberta, Canada; and

c. remitting cash, certified cheque, bank draft or money order in lawful money of the United States of America, payable to or to the order of the Trustee at par in Calgary, Alberta, Canada for the aggregate purchase price of the Common Shares so subscribed for.

      These Purchase Warrants may be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at the office referred to above.

      Upon surrender of these Purchase Warrants, the person or persons in whose name or names the Common Shares issuable upon the exercise of the Purchase Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture hereinafter referred to) to be the holder or holders of record of such Common Shares and the Company has covenanted that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Common Shares to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form within five
(5) Business Days.

      The registered holder of this Purchase Warrant Certificate may acquire any lesser number of Common Shares than the number of Common Shares which may be acquired for the Purchase Warrants represented by this Purchase Warrant Certificate. In such event, the holder shall be entitled to receive a new certificate for the balance of the Common Shares which may be acquired. To the extent that the Warrantholder is entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, such right may only be exercised in respect of such fraction in combination with another Purchase Warrant or other Purchase Warrants which in the aggregate entitles the Warrantholder to receive a whole number of Common Shares.

      No fractional Common Share or scrip certificate representing a fractional Common Share shall be issued upon the exercise of any Purchase Warrants. If the exercise of any Purchase Warrants would otherwise result in a fractional Common Share, the Company shall, in lieu of issuing such fractional Common Share, pay to the Warrantholder concerned, an amount in lawful money of the United States of America equal to the value of the fractional Common Share based on the Current Market Price on the Exercise Date.

      The Purchase Warrants represented by this certificate are issued under and pursuant to a Purchase Warrant Indenture (herein referred to as the "INDENTURE") made as of August 7, 1997 between the Company and the Trustee. Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Purchase Warrants and the terms and conditions upon which the Purchase Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were

                                     2.1 - 2
set forth herein. By acceptance hereof, the holder assents to all provisions of the Indenture. In the event of a conflict between the provisions of the Purchase Warrant Certificate and the indenture, the provisions of the Indenture shall govern. Capitalized terms used in the Indenture have the meaning herein as therein, unless otherwise defined.

      In the event of any alteration of the Common Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Company including any amalgamation, merger or arrangement, the holders of Purchase Warrants shall, upon exercise of the Purchase Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had they exercised their Purchase Warrants immediately prior to the occurrence of those events.

      The registered holder of this Purchase Warrant Certificate may, at any time prior to the Expiry Date, upon surrender hereof to the Trustee at its principal offices in Calgary, Alberta, Canada, exchange this Purchase Warrant Certificate for other certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Purchase Warrant Certificate.

      The holding of the Purchase Warrants evidenced by this Purchase Warrant Certificate shall not constitute the holder hereof a shareholder of the Company or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture or in this Purchase Warrant Certificate.

      The Indenture provides that all holders of Purchase Warrants shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Purchase Warrants entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to all then outstanding Purchase Warrants.

      The Purchase Warrants evidenced by this Purchase Warrant Certificate may be transferred on the register kept at the Offices of the Trustee in Calgary, Alberta, Canada, by the registered holder hereof or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, only upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

      This Purchase Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

      Time shall be of the essence hereof. This Purchase Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal law applicable therein and shall be treated in all respects as an Ontario contract.

IN WITNESS WHEREOF the Company has caused this Purchase Warrant Certificate to be signed by its duly authorized officers as of o, 1997.

Certified by:
MONTREAL TRUST COMPANY                    SEVEN SEAS PETROLEUM INC.

                                     2.1 - 3

OF CANADA

By: ________________________              By: ________________________
Name:                                     Name:
Title:                                    Title:

                                     2.1 - 4

                                  EXERCISE FORM

TO:   SEVEN SEAS PETROLEUM INC.

(a) The undersigned hereby exercises the right to acquire __________ Common Shares of Seven Seas Petroleum Inc. as constituted on August 7, 1997 (or such number of other securities or property to which such Purchase Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Purchase Warrant Certificate) in accordance with and subject to the provisions of such Indenture.

      The undersigned understands that it shall be a condition to the exercise of the Purchase Warrants that all applicable securities legislation be satisfied. In this regard, it shall be a condition to the exercise of the Purchase Warrants that the undersigned initial one of the following certifications:

____ REGISTRATION. The undersigned has been advised by the Company or its counsel that the Purchase Warrants and the underlying Common Shares ("Warrant Shares") have been registered under the United States Securities Act of 1933, as amended (the "1933 Act").

____ EXERCISE BY NON-U.S. PERSON. The undersigned certifies that it (a) is not a "U.S. Person" as defined in Rule 902(o) of Regulation S under the 1933 Act, which definition includes, but is not limited to, a resident of the United States of America, any states thereof, or its territories or possessions (the "United States"), (b) is not exercising the Purchase Warrants on behalf of a U.S. Person, and (c) is not executing this Exercise Form in the United States unless the undersigned is excluded form the definition of U.S. Person pursuant to Rule 902(o)(2) or (o)(7).

____ EXERCISE BY U.S. PERSON. The undersigned certifies that it (a) is a U.S. Person, or has executed this Exercise Form in the United States; (b) is purchasing the Warrant Shares solely for the undersigned's own account and not with a view to or for sale in connection with any distribution of the Warrant Shares; (c) is an accredited investor, as that term is defined in Rule 502(a) of Regulation D under the 1933 Act; and (d) is either experienced in or knowledgeable with regard to the business of the Company, or either alone or with the undersigned's professional advisers (named on this Exercise Form) is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Warrant Shares, is able to bear the economic risk of the investment and has the capacity to protect the undersigned's own interests in connection with the investment in the Warrant Shares.

                                     2.1 - 5

(b) The Common Shares (or other securities or property) are to be issued as follows:

      Name: __________________________________________________________________
            (Print clearly)
      Address in full:  ______________________________________________________

      ________________________________________________________________________

      Social Insurance Number:  ______________________________________________

      Number of Common Shares:  ______________________________________________

      NOTE: If further nominees intended, please attach (and initial) schedule giving these particulars.

      Such Securities (please check one):

(a) _______       should be sent by first class mail to the following address:

                  ____________________________________________________________

                  ____________________________________________________________

(b) _______       should be held for pick up at the office of the Trustee at which this Purchase Warrant Certificate is deposited.

            If the number of Purchase Warrants exercised are less than the number of Purchase Warrants represented hereby, the undersigned requests that the new Purchaser Warrant Certificate representing the balance of the Purchase Warrants be registered in the name of ________________________________________

______________________________________________________________________________

whose address is _____________________________________________________________

______________________________________________________________________________

            Such securities (please check one):

(a) ________      should be sent by first class mail to the following address:

                  ____________________________________________________________

                  ____________________________________________________________

                                      OR

                                     2.1 - 6

(b) ________      should be held for pick up at the office of the Trustee at which this Purchase Warrant Certificate is deposited.

            In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Purchase Warrants.

            DATED this _____ day of _________, 19___.


_____________________________             __________________________________
Signature Guaranteed                      (Signature of Warrantholder)


                                          __________________________________
                                          Print Full Name

                                          __________________________________

                                          __________________________________

                                          __________________________________
                                          Print full address

                                     2.1 - 7

                      SCHEDULE 2.10 - FORM OF TRANSFER FORM

                          TRANSFER OF PURCHASE WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to _________ Purchase Warrants of Seven Seas Petroleum Inc. registered in the name of the undersigned on the records of Montreal Trust Company of Canada represented by the Purchase Warrant Certificate attached and irrevocably appoints ________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

If less than all the Purchase Warrants represented by this Purchase Warrant Certificate are being transferred, the Purchase Warrant Certificate representing those Purchase Warrants not transferred will be registered in the name appearing on the face of this Purchase Warrant Certificate and such certificates (please check one):

(a) _______       should be sent by first class mail to the following address:

                  ____________________________________________________________

                  ____________________________________________________________

(b) _______       should be held for pick up at the office of the Trustee at which this Purchase Warrant Certificate is deposited.

                  DATED the ______ day of _____________, 19____.


_____________________________             __________________________________
Signature Guaranteed                      (Signature of Warrantholder)

INSTRUCTIONS:

1. Signature of the Warrantholder must be the signature of the person appearing on the face of this Purchase Warrant Certificate.

2. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Company.

3. The signature on the Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an Investment dealer who is a member of a recognized stock exchange.

                                    2.10 - 1
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4.    Purchase Warrants shall only be transferable in accordance with applicable laws. The transfer of Purchase Warrants to a purchase not resident in a Qualifying Jurisdiction may result in the Common Shares obtained upon the exercise of the Purchase Warrants (whether after or before obtaining receipts for a final prospectus relating to the distribution of Common Shares upon exercise of Purchase Warrants) not being freely tradeable in the jurisdiction of residence of the purchaser.

                                    2.10 - 2